SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 30, 2002
                                                         ---------------

                          GIGA INFORMATION GROUP, INC.
                          ----------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER


    Delaware                   File No. 0-21529                    06-1422860
  -----------                  ----------------                    ----------
(State or other                  (Commission                    (I.R.S Employer
jurisdiction or                      File                        Identification
 organization)                      Number)                          Number)



139 Main Street
Cambridge, MA                                               02142
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (617) 577-4900
                                                     --------------



          (former name or former address, if changed since last report)

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Item 9.    Regulation FD Disclosure


GIGA
Giga Information Group

Technology Advice
Business Results
                                                  P R E S S   R E L E A S E
                                                  CONTACT:

                                                  Public Relations
                                                  Christina Thirkell
                                                  (617) 577-4965
                                                  cthirkell@gigaweb.com

                                                  Investors
                                                  Qorvis Communications
                                                  Karen Vahouny
                                                  (703) 744-7800
                                                  kvahouny@qorvis.com

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GIGA INFORMATION GROUP, INC. ANNOUNCES RESIGNATION OF
CHAIRMAN, PRESIDENT AND CEO, ROBERT WEILER


RICHARD CRANDALL APPOINTED CHAIRMAN OF THE BOARD

CAMBRIDGE, MA (August 30, 2002) -- Giga Information Group, Inc. (OTC BB: GIGX) today announced that Robert K. Weiler has resigned his position as Giga's chairman, effective immediately. Weiler, who plans to assist in the transition process after his replacement is named, will remain as president and CEO of Giga until October 17, 2002. Giga's board of directors has initiated an executive search for a new chief executive officer.

According to Weiler, "It has been an extremely difficult decision to leave Giga and the people here. However, I have felt the pull to return to my roots in the software business where I began my career, and I have decided to assume the chief executive role for a private software firm in the Boston area."

He added, "I am confident that I'll be leaving Giga in good hands under the leadership of a strong management team and in a sound financial position."

Long-time Giga board member Richard L. Crandall has been named non-executive chairman of the board. Crandall served as a director of Giga since August 1995 and was a consultant to Giga from July 1998 until June 2000. He was founder of

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Comshare, Inc., a decision support software company, serving as its chief executive officer from 1970 until 1994 and chairman until April 1997. He is chairman of the Enterprise Software Roundtable, consisting of the CEOs and COOs of the 30 largest enterprise software companies. He currently serves on the boards of directors of several publicly held technology companies and a number of private ventures. Crandall received a B.S. in electrical engineering, a B.S. in mathematics and an M.S.E. in industrial engineering from the University of Michigan.

According to Crandall, "Bob Weiler is an outstanding individual and a true chief executive. He has brought energy and professional management to the company, and has instilled financial discipline and a focus on accountability. The board of directors and our team at Giga wish Bob the best of luck in his new role.

"Under Bob's leadership, Giga has navigated the difficult market conditions faced by the technology sector and has achieved four successive quarters of profitability. Also during his tenure, Giga has established itself as a leader in customer retention for the industry, and has garnered a reputation as an industry innovator," he added. "The board is committed to hiring the best possible chief executive who will build upon our legacy and take Giga to new levels of market and financial success."

ABOUT GIGA INFORMATION GROUP, INC.

Giga Information Group is a leading global technology advisory firm that provides objective research, pragmatic advice and personalized consulting. Emphasizing close interaction between analyst and client, Giga enables companies to make better strategic decisions that maximize technology investments and achieve business results.

Founded in 1995, Giga is headquartered in Cambridge, Mass. and has offices throughout the Americas and Europe -- as well as Latin America, Asia/Pacific and the Middle East. For additional information, visit www.gigaweb.com.


(C)2002 Giga Information Group, Inc.


FORWARD-LOOKING STATEMENTS

Statements that are not historical facts may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Giga's current expectations concerning future events and results. Giga generally uses the words "guidance," estimates," "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward looking statements, including

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those concerning Giga's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond Giga's control, which may cause Giga's actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward looking statements. In evaluating such statements as well as the future prospects of Giga, specific consideration should be given to various factors including the following: Giga's prior history of losses and negative working capital; Giga's dependence on sales and renewals of subscription-based services; Giga's ability to achieve and sustain high renewal rates; competition from other companies including those with greater resources than Giga; Giga's need to attract and retain qualified personnel; Giga's ability to manage and sustain growth; the risks associated with the development of new services and products; Giga's dependence on key personnel; the potential for significant fluctuations in quarterly operating results; the risks associated with international operations; Giga's future capital needs and the risks of working capital deficiency; continued market acceptance of and demand for Giga services; uncertainties relating to proprietary rights; Giga's dependence on the Internet infrastructure; the risk of system failure; the risks related to content; and other risks as detailed from time-to-time in Giga's filings with the Securities and Exchange Commission. Giga undertakes no obligation to update any forward-looking statements as a result of new information, unanticipated events, or otherwise.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GIGA INFORMATION GROUP, INC.

                                     By: VICTORIA M. LYNCH
                                         ------------------------------------
                                         Victoria M. Lynch
                                         Senior Vice President and
                                         Chief Financial Officer
Date: September 3, 2002